FORM 8-K


                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549



          ----------------------------------------------


                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                  Date of Report April 29, 2004
                 (Date of earliest event reported)


                    DENTSPLY INTERNATIONAL INC
          (Exact name of Company as specified in charter)



              Delaware            0-16211       39-1434669
      (State of Incorporation)  (Commission    (IRS Employer
                                File Number)  Identification No.)




         221 West Philadelphia Street, York, Pennsylvania    17405
        (Address of principal executive offices)           (Zip Code)



                          (717) 845-7511
         (Company's telephone number including area code)







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Item 4 - Change in Registrant's Certifying Accountant

(a)   Previous independent accountants

On April 29, 2004 Dentsply International Inc. (the "Company") dismissed PricewaterhouseCoopers LLP as the independent accountants for the Dentsply International Inc. 401(k) Savings Plan (the "401(k) Plan"). PricewaterhouseCoopers LLP will continue to act as the independent accountant with respect to the Company's financial statements. This dismissal was approved by the Company's Audit and Information Technology Committee.

The reports of PricewaterhouseCoopers LLP on the 401(k) Plan financial statements as of December 31, 2002 and 2001 and for the years then ended did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits of such financial statements as of and for the years ended December 31, 2002 and 2001 and through April 28, 2004, there have been no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the 401(k) Plan's financial statements for such years.

As of and for the years ended December 31, 2002 and 2001 and through April 29, 2004, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PricewaterhouseCoopers LLP with a copy of the foregoing disclosures and a letter from PricewaterhouseCoopers, dated April 29, 2004, confirming its agreement with these disclosures is attached to this Report as
Exhibit 16.1.

(b)   New independent accountants

Effective April 29, 2004, the Company engaged Beard Miller Company LLP to audit the 401(k) Plan's financial statements as of and for the year ended December 31, 2003. The determination to engage Beard Miller Company LLP to audit the 401(k) Plan's financial statements was made on April 29, 2004. The engagement of Beard Miller Company LLP relates only to the audit of the 401(k) Plan's financial statements.

During the 401(k) Plan's two most recent fiscal years ended December 31, 2002 and through April 29, 2004, neither the Company nor any person acting on its behalf has consulted with Beard Miller Company LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the 401(k) Plan's financial statements, and neither a written report was provided to the 401(k) Plan or oral advice was provided that Beard Miller Company LLP concluded was an important factor considered by the 401(k) Plan in reaching a decision as to accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304 (a)(1)(iv) of Regulation S-K) or that constituted a reportable event (as described in Item 304 (a)(1)(v) of Regulation S-K) with respect to the 401(k) Plan's financial statements.


Item 7. - Financial Statements and Exhibits

(a)  Financial Statements - Not applicable.

(b)  Exhibits:

16.1 Letter from PricewaterhouseCoopers LLP dated April 29, 2004 re change in certifying accountant.


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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DENTSPLY INTERNATIONAL INC
                                                  (Company)



                                          /s/ Bret W. Wise
                                              Bret W. Wise
                                              Senior Vice President and
                                              Chief Financial Officer

Date: April 29, 2004